SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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CFS DATA INPUT IN WHITE SPACE

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in one or more Eaton Vance Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the Eaton Vance Funds. This matter relates to an important operating initiative for the Funds which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1-866-963-6125 between 9:00 a.m. and 11:00 p.m. EST, Monday through Friday and 12:00 p.m. to 6:00 p.m. EST on Saturday. Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

EXTREMELY IMPORTANT – PLEASE VOTE NOW!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements with respect to your Funds. Shareholders are being asked to vote to approve the new agreements.

This letter was sent because you held shares in one or more Eaton Vance funds as of the record date, December 11, 2020. To date, we have not received your vote.

YOUR VOTE IS VERY IMPORTANT!

YOUR FUND BOARD(S) UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

VOTING NOW

HELPS MINIMIZE PROXY COSTS,

HELPS AVOID UNNECESSARY COMMUNICATIONS AND

ELIMINATES PHONE CALLS TO SHAREHOLDERS.

Please vote using one of these options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number located in the box and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number located in the box and follow the recorded instructions.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The proxy materials we sent contain important information regarding proposals you and other shareholders are being asked to consider. Please read the materials carefully. If you have questions regarding the proposals, or need assistance with voting, please call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-864-3926.

Thank you for your prompt attention to this matter.

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TIME IS RUNNING OUT SCRIPT:

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance and Parametric Mutual Funds. I hope this call finds you and your loved ones healthy and safe.

We need your help.

At a meeting on February 18, Fund shareholders will be asked to act upon their Trustees’ recommendation to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the investment capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients.

To date, we have not yet received your vote. By voting today, you help ensure that the proposals relating to your Fund can be acted upon at the upcoming meeting. To vote, please call 866-864-3926. That’s 866-864-3926. A proxy specialist will be happy to take your vote Monday through Friday until 11 pm Eastern and Saturday until 6 pm.

Thank you for your assistance in this important matter.

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Level One Script:

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance and Parametric Mutual Funds. I hope this call finds you and your loved ones healthy and safe.

You should have recently received proxy materials requesting your vote to support the Trustees’ recommendation to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the investment capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients.

To date, we have not yet received your vote. By voting today, you help ensure that the proposals relating to your Fund are acted upon in a timely manner.

To vote, please call 866-864-3926. That’s 866-864-3926. A proxy specialist will be happy to take your vote Monday through Friday until 11 pm Eastern and Saturday until 6 pm.

Thank you for your assistance in this important matter.

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Level Two Script:

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance and Parametric Mutual Funds. I hope this call finds you and your loved ones healthy and safe.

At a meeting on February 18, Fund shareholders will be asked to act upon the Trustees’ recommendation to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the investment capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients.

To date, we have not yet received your vote. By voting today, you help ensure that the proposals relating to your Fund can be acted upon at the upcoming meeting.

To vote, please call 866-864-3926. That’s 866-864-3926. A proxy specialist will be happy to take your vote Monday through Friday until 11 pm Eastern and Saturday until 6 pm.

Thank you for your assistance in this important matter.

NCU Proxy Rebuttals

SH states	Response
Why are you calling me?	< *Fund / Company Name* > has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven't received it back. <*The Fund / The Company* > would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. Would you like to vote along with the Board's recommendations?
I'm not interested / I don't want to vote / I don't have enough shares.	Every vote is important and helps bring the < *the fund / the company* > a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you like to vote along with the Board's recommendations?
I don't know how to vote.	The Board is recommending shareholders vote < *Vote Recommended* >. I'd be happy to go over the proposals and answer any questions you may have.
My spouse takes care of this.	I understand. Are you authorizing your < *husband / wife / spouse* > to vote on your behalf? *(If yes):* Are they available to speak with me? *(If spouse is unavailable):* Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time. *(If spouse is not authorized):* Your vote is very important to the fund. As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.
My broker takes care of this.	I understand that your Broker may help you choose your investments, however certain proposal*(s)* for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal*(s)* quickly for you now if you wish.
I don't have time right now.	I understand, however your vote is very important and voting now will only take a brief moment of your time. The Funds would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. Would you like to vote along with the Board's recommendations?
I'll vote later / I'll vote via mail, online, etc.	I understand. < *The Fund / The Company* > has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. Would you like to vote along with the Board's recommendations?

GCP and CFS Rebuttals – Voting Campaigns

p. 1 of 2

I sold my shares / I no longer own those shares.	I understand. However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you like to vote along with the Board's recommendations?
I've never received a call like this before.	This has become a common practice in the industry and < *if applicable* > the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. The Board is recommending shareholders vote < *Vote Recommended* >. Would you like to vote along with the Board's recommendations?
Is there strong opposition to the Board's recommendation?	Unfortunately, I do not have that information. We are just calling to offer the convenience of voting over the phone. Would you like to vote along with the Board's recommendations?
How many votes do you still need?	Unfortunately, I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of your Board?
I don't accept these types of calls / Do Not Call Me / Add Me to Your DNC List.	I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in < Fund Family / Company > and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.
I already voted.	**NO votes recorded in Proxy:** Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote? **SOME BUT NOT ALL investments are voted:** - Ask for the vote on the investments that are NOT voted using the call flow. - Disposition the investments that are not voted as appropriate to the call. - Do NOT disposition the investments that are already voted.

GCP and CFS Rebuttals – Voting Campaigns p. 2 of 2

NCU Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the Eaton Vance Funds. Is < SH Full Name > available?
If yes
If a third party needs more info
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH:
I see you have additional investments with the Eaton Vance Funds. Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
If no
Vote direction is given
SH Declines to Vote after rebuttals
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your Eaton Vance Funds investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at 1-866-864-3926 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Revised 12/14/20

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **you control as custodian for < *name of minor* >.**

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **held in the < *Trust Name* > for which you were listed as Trustee.**

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is "the Trust"

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the Board's recommendations?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: **"Just to clarify, are you casting an Abstain vote, or not voting at all?"**

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

Reminder: escalate to (or inform) a support person in the following situations:

- person asks for supervisor
- potential complaint
- sh wants same-day callback
- incomplete confirmation (C,S,Z)
- unsure if vote can be recorded
- agent misvote
- incomplete authorization procedures
- complex vote direction
- sh has difficult questions

Revised 12/14/20

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* >.** I am trying to reach the person that handles proxy voting.

Ex:
VFW POST 2454
123 MAIN ST.

Ex:
BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >.**
I am trying to reach the person that handles proxy voting.

Ex:
ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line, regarding the investment in < *Specific Fund Name* > the registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the Board's recommendations?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

Revised 12/14/20